UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 2, 2015

Howard Bancorp, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-35489	20-3735949
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6011 University Boulevard, Suite 370, Ellicott City, Maryland		21043
(Address of principal executive offices)		(ZIP Code)

Registrant’s telephone number, including area code (410) 750-0020

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)  The Board of Directors (the “Board”) of Howard Bancorp (the “Company”) adopted Amended and Restated Bylaws, effective upon adoption, on March 2, 2015.  The Amended and Restated Bylaws amend the previous bylaws by amending Article I, Section 1.1 to eliminate the requirement that the annual meeting of stockholders be held in May of each year and instead provide that the annual meeting will be held on such date and time as designated by the Board.  The Amended and Restated Bylaws also generally revise the previous bylaws by adding feminine pronouns where previously only masculine pronouns were used.

The full Amended and Restated Bylaws is filed as Exhibit 3.1 hereto.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1           Amended and Restated Bylaws of Howard Bancorp, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOWARD BANCORP, INC.

By: /s/ George C. Coffman
	Name:	George C. Coffman
Date: March 4, 2015	Title:	Executive Vice President and Chief
Financial Officer